Exhibit 10.1

AMENDMENT NO. 1 TO
CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of April 22, 2014 (this “Amendment”), to the Credit Agreement, dated as of December 5, 2012 (as so amended, the “Credit Agreement”), among SIRIUS XM RADIO INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A. as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and as an Issuing Bank. Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower has requested the amendment to the Credit Agreement set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Amendment. Section 6.05(o) of the Credit Agreement is hereby amended by deleting the reference to “3.5 to 1.0” therein and replacing it with “4.5 to 1.0”.

2. Representations and Warranties. The Borrower hereby represents and warrants that as of the Amendment Effective Date (as defined below), immediately before and after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of any Credit Party set forth in the Credit Documents to which it is a party shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty shall have been true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date).

3. Condition Precedent. This Amendment shall be effective upon completion of each of the following conditions (the “Amendment Effective Date”) to the satisfaction of the Administrative Agent:

(a) Execution and Delivery of Amendment. (i) the Administrative Agent shall have received from the Borrower and each Lender constituting the Required Lenders, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy, facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment, and (ii) the Administrative Agent acknowledges this Amendment in writing, whether by executing an acknowledgement counterpart to this Amendment or otherwise;

(b) Officer’s Certificate. The Borrower shall have delivered to the Administrative Agent an Officer’s Certificate certifying that as of the Amendment Effective Date, immediately before and after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of any Credit Party set forth in the Credit Documents to which it is a party shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty shall have been true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date);

(c) Expenses. To the extent a written invoice therefore is submitted at least 1 Business Day prior to the Amendment Effective Date all reasonable, documented, out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel) due and payable on or before the Amendment Effective Date by the Borrower to JPMorgan Chase Bank, N.A. (or its Affiliates) in connection with this Amendment shall have been paid; and

(d) Lender Consent Fee. The Borrower shall have paid a consent fee (the “Consent Fee”) to the Administrative Agent, for the ratable account of the Applicable Lenders (as defined below), equal to 0.05% of the aggregate principal amount of the Revolving Commitments held by such Applicable Lenders immediately prior to the Amendment Effective Date. “Applicable Lender” shall mean each Lender that has delivered an executed counterpart to this Amendment prior to 5:00 p.m., New York City time, on April 21, 2014, or such later date and time specified in writing by the Borrower and notified in writing to the Lenders by the Administrative Agent.

4. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, including without limitation, all liens and security interests granted pursuant to the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement on and after the Amendment Effective Date and all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, mean and be a reference to the Credit Agreement, as amended by this Amendment.

5. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

6. Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

7. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendment to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendment. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

8. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

SIRIUS XM RADIO INC.

By:	/s/ Barbara Daniel
Name:	Barbara Daniel
Title:	Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as Lender

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

Name of Institution:

Bank of America, N.A.
as a Lender

By:	/s/ Jay D. Marquis
Name: Jay D. Marquis
Title: Director

Name of Institution:

BMO Harris Bank, N.A.,
as a Lender

By:	/s/ Joan Spiotto
Name: Joan Spiotto
Title: Vice President

Name of Institution:

BNP Paribas,
as a Lender

By:	/s/ Barbara Nash
Name: Barbara Nash
Title: Managing Director

By:	/s/ Berangere Allen
Name: Berangere Allen
Title: Director

Name of Institution:

The Bank of Tyokyo-Mitsubishi UFJ, Ltd.
as a Lender

By:	/s/ Ola Anderssen
Name: Ola Anderssen
Title: Director

Name of Institution:

Barclays Bank PLC,
as a Lender

By:	/s/ Gregory Fishbein
Name: Gregory Fishbein
Title: Assistant Vice President

Name of Institution:

Citibank, N.A.,
as a Lender

By:	/s/ Keith Lukasavich
Name: Keith Lukasavich
Title: Director and Vice President

Name of Institution:

Credit Agricole Corporate and Investment Bank
as a Lender

By:	/s/ Tanya Crossley
Name: Tanya Crossley
Title: Managing Director

By:	/s/ Kestrina Budina
Name: Kestrina Budina
Title: Director

Name of Institution:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Vice President

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

Name of Institution:

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ Scott Jensen
Name: Scott Jensen
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Sheldon Pinto
Name: Sheldon Pinto
Title: Authorized Signatory

Name of Institution:

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Matthew Pennachio
Name: Matthew Pennachio
Title: Director

SUNTRUST BANK, as a Lender

By:	/s/ Brian Guffin
Name: Brian Guffin
Title: Director

Name of Institution:

U.S. Bank National Association,
as a Lender

By:	/s/ Susan Bader
Name: Susan Bader
Title: Vice President

Name of Institution:

Wells Fargo Bank, N.A.,
as a Lender

By:	/s/ David Mallet
Name: David Mallett
Title: Managing Director